Exhibit 10.17

***                           CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT (INDICATED BY ASTERISKS) HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER 17 C.F.R. SECTIONS 200.80(B)(4), 200.83 AND 230.406.

FIRST ADDENDUM TO LICENSE AND SUPPLY AGREEMENT

This First Addendum represents a revision to payment terms stipulated in the License and Supply Agreement between BioKool, LLC, (hereinafter “BioKool”) and Bare Escentuals,, Inc. (hereinafter “Licensee”) in August 2005.

The parties have mutually proposed and accepted modifications as referenced in this First Addendum to the Agreement. BioKool and Licensee hereby agree to revise the payment amounts in Section 1 Payments as it pertains to the Milestone Payments Year One and Two of the Agreement.

Under such revision, the revised terms will immediately be in effect in the following manner:

Milestone Payments Years One and Two. Subject to the terms and conditions of this Agreement, Licensee shall pay BioKool the amount set forth in the table below under the heading “Payment Amount” within thirty (30) days following the achievement of the milestone listed next to such amount under the heading “Product Milestone.” These milestone payments shall be considered an advance on excess royalties (i.e., royalties payable over and above any minimum royalty payments) for such products, as specified in Section 6.1:

Product Milestone		Payment Amount (U.S. Dollars)
1.	***	$***
2.	***	$***

This is a First Addendum to the License and Supply Agreement executed is effective on December 29th 2005. All other terms and conditions reflected in the original Agreement remain in effect.

BioKool LLC		Bare Escentuals, Inc.

By:	/s/ Roger Blotsky	By:	/s/ Myles McCormick

Name:	Roger Blotsky	Name:	Myles McCormick

Title:	Owner	Title:	Chief Financial Officer

***         PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.